EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-04524, 33-74026 and 33-89146) of Data Broadcasting Corporation of our report, dated August 9, 1996, appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.


                                                     PRICE WATERHOUSE LLP


Salt Lake City, Utah
September 27, 1996